FIDELITY
CONGRESS STREET
FUND

SEMIANNUAL REPORT
JUNE 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    8   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           9   A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  12  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 16  Footnotes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

After much speculation about the U.S. Federal Reserve Board's near-term monetary policy, stock and bond investors breathed a sigh of relief when the Fed shifted to a neutral position on rates following its widely anticipated quarter-point increase in short-term rates on June 30. This switch in bias helped the S&P 500(registered trademark) and NASDAQ soar to record-closing highs, and sent yields on the bellwether 30-year Treasury back below 6%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999     PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CONGRESS STREET        10.04%         23.23%       218.13%       413.76%

S&P 500 (registered trademark)  12.38%         22.76%       241.86%       459.06%

Growth & Income Funds Average   10.93%         14.48%       169.53%       316.86%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 922 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 1999      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CONGRESS STREET         23.23%       26.04%        17.78%

S&P 500                          22.76%       27.87%        18.78%

Growth & Income Funds Average    14.48%       21.72%        15.13%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Congress Street             S&P 500
             00024                       SP001
  1989/06/30      10000.00                    10000.00
  1989/07/31      11056.73                    10903.00
  1989/08/31      11062.57                    11116.70
  1989/09/30      11016.83                    11071.12
  1989/10/31      11018.78                    10814.27
  1989/11/30      11308.75                    11034.88
  1989/12/31      11633.31                    11299.72
  1990/01/31      10714.47                    10541.51
  1990/02/28      10865.28                    10677.49
  1990/03/31      11305.72                    10960.45
  1990/04/30      11118.96                    10686.44
  1990/05/31      12243.54                    11728.36
  1990/06/30      12416.03                    11648.61
  1990/07/31      12457.49                    11611.33
  1990/08/31      11444.39                    10561.67
  1990/09/30      10821.57                    10047.32
  1990/10/31      10902.45                    10004.11
  1990/11/30      11552.57                    10650.38
  1990/12/31      11932.95                    10947.52
  1991/01/31      12309.05                    11424.84
  1991/02/28      13207.52                    12241.71
  1991/03/31      13604.52                    12537.96
  1991/04/30      13586.76                    12568.05
  1991/05/31      14080.92                    13110.99
  1991/06/30      13396.74                    12510.51
  1991/07/31      14047.76                    13093.50
  1991/08/31      14555.05                    13403.81
  1991/09/30      14367.99                    13179.97
  1991/10/31      14738.95                    13356.58
  1991/11/30      14325.72                    12818.31
  1991/12/31      15819.73                    14284.73
  1992/01/31      15450.91                    14019.03
  1992/02/29      15416.60                    14201.28
  1992/03/31      15092.81                    13924.35
  1992/04/30      15357.63                    14333.73
  1992/05/31      15350.13                    14403.97
  1992/06/30      15013.85                    14189.35
  1992/07/31      15679.39                    14769.69
  1992/08/31      15429.00                    14466.91
  1992/09/30      15360.71                    14637.62
  1992/10/31      15279.42                    14688.85
  1992/11/30      15676.14                    15189.74
  1992/12/31      15722.61                    15376.58
  1993/01/31      15521.31                    15505.74
  1993/02/28      15720.41                    15716.62
  1993/03/31      15929.42                    16048.24
  1993/04/30      15723.71                    15659.87
  1993/05/31      16211.02                    16079.56
  1993/06/30      16075.40                    16126.19
  1993/07/31      15851.70                    16061.68
  1993/08/31      16439.33                    16670.42
  1993/09/30      16223.42                    16542.06
  1993/10/31      16801.04                    16884.48
  1993/11/30      16775.44                    16724.08
  1993/12/31      16988.42                    16926.44
  1994/01/31      17217.62                    17501.94
  1994/02/28      17052.78                    17027.63
  1994/03/31      16316.66                    16285.23
  1994/04/30      16323.43                    16493.68
  1994/05/31      16693.75                    16764.18
  1994/06/30      16149.74                    16353.45
  1994/07/31      16788.64                    16889.85
  1994/08/31      17614.99                    17582.33
  1994/09/30      17418.40                    17151.56
  1994/10/31      17881.29                    17537.47
  1994/11/30      17587.56                    16898.76
  1994/12/31      17983.47                    17149.37
  1995/01/31      18501.96                    17594.05
  1995/02/28      19137.60                    18279.69
  1995/03/31      19560.97                    18819.12
  1995/04/30      20284.76                    19373.35
  1995/05/31      21010.88                    20147.70
  1995/06/30      21545.43                    20615.73
  1995/07/31      22069.01                    21299.35
  1995/08/31      22005.61                    21352.81
  1995/09/30      23203.04                    22253.90
  1995/10/31      23494.18                    22174.45
  1995/11/30      24315.94                    23147.91
  1995/12/31      24931.18                    23593.74
  1996/01/31      25964.98                    24396.87
  1996/02/29      26198.80                    24623.03
  1996/03/31      26538.26                    24860.15
  1996/04/30      26848.05                    25226.59
  1996/05/31      27739.42                    25877.18
  1996/06/30      28016.72                    25975.77
  1996/07/31      26946.71                    24828.16
  1996/08/31      27266.63                    25351.79
  1996/09/30      28690.11                    26778.59
  1996/10/31      28895.01                    27517.14
  1996/11/30      30960.74                    29597.16
  1996/12/31      30496.59                    29010.84
  1997/01/31      32135.47                    30823.44
  1997/02/28      32643.47                    31065.10
  1997/03/31      31603.29                    29788.63
  1997/04/30      32915.61                    31567.01
  1997/05/31      34585.94                    33488.81
  1997/06/30      36035.06                    34989.11
  1997/07/31      37968.64                    37773.19
  1997/08/31      35313.77                    35657.14
  1997/09/30      37254.66                    37610.08
  1997/10/31      34971.40                    36353.90
  1997/11/30      36943.97                    38036.73
  1997/12/31      37452.12                    38689.82
  1998/01/31      38415.99                    39117.73
  1998/02/28      40386.70                    41938.90
  1998/03/31      41550.71                    44086.59
  1998/04/30      41734.89                    44530.10
  1998/05/31      40632.27                    43764.63
  1998/06/30      41691.61                    45542.35
  1998/07/31      41504.94                    45057.32
  1998/08/31      37235.02                    38542.93
  1998/09/30      39690.16                    41011.99
  1998/10/31      42463.01                    44347.91
  1998/11/30      45256.87                    47035.84
  1998/12/31      46689.65                    49746.04
  1999/01/31      46922.27                    51826.42
  1999/02/28      46397.33                    50215.65
  1999/03/31      47694.75                    52224.78
  1999/04/30      49862.92                    54247.45
  1999/05/31      48926.24                    52966.67
  1999/06/30      51376.40                    55906.32
IMATRL PRASUN   SHR__CHT 19990630 19990714 100859 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Congress Street Fund on June 30, 1989. As the chart shows, by June 30, 1999, the value of the investment would have grown to $51,376 - a 413.76% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $55,906 - a 459.06% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Signs of continued strength and
emerging inflationary pressures
in the U.S. economy bred investor
uncertainty, which induced stock
markets to give back some of their
gains early, yet bulls won the battle
of wills over their bearish
counterparts as domestic equity
markets surged to a strong finish, for
the six-
month period that ended June 30,
1999. The Dow Jones Industrial
Average - an index of 30
blue-chip stocks - locked in a
healthy return of 20.39% for the
period. The technology-laden
NASDAQ returned 22.70%,
while the Standard & Poor's 500
Index posted a return of 12.38%.
The overall market's sudden
rotation to economically sensitive
cyclical and out-of-favor value stocks
marked much of April and May.
This movement away from
large-company growth stocks and
the subsequent broadening of the
market was reflected in the rebound
of the small-cap universe, as
portrayed by the Russell 2000
Index, which handily outpaced the
larger-cap constituents of the S&P
500 by a total of 8.50% in the
second quarter. However,
indications of a moderating economy
and stronger earnings growth late
in the period fueled a rally in
growth stocks and helped them
regain center stage in June.
Generally wary investors warmly
applauded the Federal Reserve
Board's June 30 decision to
abandon its bias toward raising
interest rates and to limit its
pre-emptive strike against inflation
to a single quarter-point hike.

(photograph of Tim Heffernan)

An interview with Tim Heffernan, Portfolio Manager of Fidelity
Congress Street Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the six months that ended June 30, 1999, the fund posted a total return of 10.04%, trailing the 12.38% return for the Standard & Poor's 500 Index and the 10.93% return for the growth & income funds average, as tracked by Lipper Inc. During the 12-month period that ended June 30, 1999, the fund returned 23.23%, outpacing the S&P 500 index and the Lipper growth & income funds average, which returned 22.76% and 14.48%, respectively.

Q. WHAT FACTORS CAUSED THE FUND TO TRAIL THE INDEX AND THE LIPPER
AVERAGE DURING THE SIX-MONTH PERIOD?

A. A significant detractor was the fund's underweighted position in technology stocks relative to the S&P 500 index. Stocks such as Microsoft, America Online and Cisco, which the fund did not own, continued to drive the impressive returns of the index with their compelling growth outlooks. Other detractors from relative performance were the fund's overweighted position in health care and consumer non-cyclical stocks, which suffered primarily from concerns about weak sales results, as well as the market's rotation out of growth and non-cyclical stocks and into cyclical and value-oriented investments.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND DURING THE PERIOD?

A. While the fund was underweighted in technology stocks relative to the index, total return did receive a boost from companies such as Hewlett-Packard, IBM and capital goods manufacturer United Technologies. Hewlett-Packard experienced healthy growth in its customer support and outsourcing services, its Asian business improved and it beat earnings estimates. Shares of IBM and United Technologies continued to move upward as their dominant market positions produced strong sales and earnings growth. The world's largest and most comprehensive health care company, Johnson & Johnson, also provided a positive contribution as consumer growth was higher than expected and it received approval from the Food and Drug Administration on a number of new drugs.

Q. WHICH STOCKS DETRACTED FROM THE FUND'S RETURN?

A. As I mentioned earlier, the fund's substantial positions in health care companies, such as Guidant, Merck and Eli Lilly, all hurt the fund's performance. These holdings produced lackluster returns as investors sold off expensive growth stocks in exchange for cyclical and value investments. In addition, the large-cap pharmaceutical companies, such as Merck and Eli Lilly, suffered from the perception that their key products could lose patent protection and increased competition could put pressure on earnings. Consumer non-cyclical stocks, such as Campbell Soup, Eastman Kodak, Coca-Cola and Philip Morris, also detracted from the fund's return.

Q. WHAT'S YOUR OUTLOOK?

A. I am optimistic that the broad market rally we have seen in U.S. stocks can continue into the second half of the year. However, I think we will need more encouraging news out of Asia and Latin America to support what appear to be signs of an economic turnaround in these countries. I am cautiously optimistic that this turnaround may be the beginning of a long-term trend and not just a short-term diversion. The Fed will have to continue to contain inflation, both real and perceived, without slowing real economic growth. The uncertainty created by these factors could create market volatility until a more certain economic picture emerges. Additionally, with long-bond yields around six percent, there will be a lot of pressure on the market to deliver on the economic promises of the second quarter.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JUNE 30,
1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

General Electric Co.            7.9                      7.7

United Technologies Corp.       7.1                      5.8

Hewlett-Packard Co.             6.0                      4.3

Merck & Co., Inc.               5.9                      6.4

Johnson & Johnson               5.5                      5.0

International Paper Co.         5.3                      2.8

GTE Corp.                       4.8                      4.6

Guidant Corp.                   4.5                      5.6

American Home Products Corp.    4.4                      4.8

Motorola, Inc.                  4.3                      2.9

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

HEALTH                          23.1                     25.0

TECHNOLOGY                      16.3                     12.7

NONDURABLES                     14.8                     17.3

ENERGY                          9.5                      9.5

AEROSPACE & DEFENSE             8.7                      7.0



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JUNE 30, 1999                                           AS OF DECEMBER 31, 1998

Stocks                           96.8%                        Stocks                              96.1%

Short-term Investments            3.2%                        Short-term Investments               3.9%

Row: 1, Col: 1, Value: 96.8                                   Row: 1, Col: 1, Value: 96.09999999999999
Row: 1, Col: 8, Value: 3.2                                    Row: 1, Col: 8, Value: 3.9







INVESTMENTS JUNE 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 96.8%

                                 SHARES                          VALUE (NOTE 1)

AEROSPACE & DEFENSE - 8.7%

Boeing Co.                        40,513                         $ 1,790,168

United Technologies Corp.         112,200                         8,043,338

                                                                  9,833,506

BASIC INDUSTRIES - 5.7%

CHEMICALS & PLASTICS - 0.4%

Eastman Chemical Co.              8,793                           455,038

PAPER & FOREST PRODUCTS - 5.3%

International Paper Co.           118,442                         5,981,321

TOTAL BASIC INDUSTRIES                                            6,436,359

ENERGY - 9.5%

OIL & GAS - 9.5%

Chevron Corp.                     24,800                          2,360,650

Exxon Corp.                       52,890                          4,079,141

Mobil Corp.                       42,445                          4,202,055

Union Pacific Resources           8,181                           133,453
Group, Inc.

                                                                  10,775,299

FINANCE - 0.5%

CREDIT & OTHER FINANCE - 0.5%

Citigroup, Inc.                   11,250                          534,375

HEALTH - 23.1%

DRUGS & PHARMACEUTICALS - 13.1%

American Home Products Corp.      86,059                          4,948,393

Lilly (Eli) & Co.                 18,236                          1,306,154

Merck & Co., Inc.                 90,852                          6,723,048

Pharmacia & Upjohn, Inc.          32,260                          1,832,771

                                                                  14,810,366

MEDICAL EQUIPMENT & SUPPLIES
- 10.0%

Guidant Corp.                     99,324                          5,108,978

Johnson & Johnson                 62,654                          6,140,092

                                                                  11,249,070

TOTAL HEALTH                                                      26,059,436

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.6%

ELECTRICAL EQUIPMENT - 7.9%

General Electric Co.              79,400                         $ 8,972,199

POLLUTION CONTROL - 0.7%

Waste Management, Inc.            14,500                          779,375

TOTAL INDUSTRIAL MACHINERY &                                      9,751,574
EQUIPMENT

MEDIA & LEISURE - 2.9%

PUBLISHING - 2.9%

Knight-Ridder, Inc.               60,000                          3,296,250

NONDURABLES - 14.8%

BEVERAGES - 7.0%

Anheuser-Busch Companies,         51,772                          3,672,576
Inc.

Coca-Cola Co. (The)               67,698                          4,231,125

                                                                  7,903,701

FOODS - 4.4%

Campbell Soup Co.                 58,911                          2,731,998

Heinz (H.J.) Co.                  42,859                          2,148,307

Vlasic Foods International,       5,891                           43,078
Inc. (a)

                                                                  4,923,383

HOUSEHOLD PRODUCTS - 1.3%

Colgate-Palmolive Co.             14,731                          1,454,686

TOBACCO - 2.1%

Philip Morris Companies, Inc.     60,000                          2,411,250

TOTAL NONDURABLES                                                 16,693,020

TECHNOLOGY - 16.3%

COMPUTER SERVICES & SOFTWARE
- 3.7%

International Business            32,844                          4,245,087
Machines Corp.

COMPUTERS & OFFICE EQUIPMENT
- 6.0%

Hewlett-Packard Co.               67,200                          6,753,600

ELECTRONICS - 4.3%

Motorola, Inc.                    51,200                          4,851,200

PHOTOGRAPHIC EQUIPMENT - 2.3%

Eastman Kodak Co.                 37,637                          2,549,907

TOTAL TECHNOLOGY                                                  18,399,794

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TRANSPORTATION - 0.5%

RAILROADS - 0.5%

Union Pacific Corp.               9,660                          $ 563,299

UTILITIES - 6.2%

ELECTRIC UTILITY - 1.4%

Consolidated Edison, Inc.         26,264                          1,188,446

Potomac Electric Power Co.        14,545                          428,168

                                                                  1,616,614

TELEPHONE SERVICES - 4.8%

GTE Corp.                         71,838                          5,441,729

TOTAL UTILITIES                                                   7,058,343

TOTAL COMMON STOCKS                                               109,401,255
(Cost $14,020,618)

CASH EQUIVALENTS - 3.2%

                                 MATURITY AMOUNT

Investments in repurchase        $ 3,655,491                      3,655,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.84%,
dated 6/30/99 due 7/1/99

TOTAL INVESTMENT IN                                             $ 113,056,255
SECURITIES - 100%
(Cost $17,675,618)


LEGEND

(a) Non-income producing

INCOME TAX INFORMATION

At June 30, 1999, the aggregate cost of investment securities for income tax purposes was $17,675,618. Net unrealized appreciation aggregated $95,380,637, all of which was related to appreciated investment securities.

At December 31, 1998, the fund had a capital loss carryforward of approximately $940,100 of which $939,700 and $400 will expire on December 31, 1999 and 2000, respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 113,056,255
value (including repurchase
agreements of $3,655,000)
(cost $17,675,618) -  See
accompanying schedule

Cash                                       985

Dividends receivable                       149,871

 TOTAL ASSETS                              113,207,111

LIABILITIES

Payable for fund shares         $ 3,257
redeemed

Accrued management fee           124,262

Other payables and accrued       26,841
expenses

 TOTAL LIABILITIES                         154,360

NET ASSETS                                $ 113,052,751

Net Assets consist of:

Paid in capital                           $ 17,065,902

Distributions in excess of                 (58,885)
net investment income

Accumulated undistributed net              665,097
realized gain (loss)  on
investments

Net unrealized appreciation                95,380,637
(depreciation) on investments

NET ASSETS, for 275,348                   $ 113,052,751
shares outstanding

NET ASSET VALUE, offering                  $410.58
price and redemption price
per share ($113,052,751
(divided by) 275,348 shares)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED JUNE 30,
                                    1999 (UNAUDITED)

INVESTMENT INCOME                         $ 811,139
Dividends

Interest                                   89,410

 TOTAL INCOME                              900,549

EXPENSES

Management fee                 $ 242,256

Transfer agent fees             43,726

Accounting fees and expenses    30,380

Custodian fees and expenses     2,710

Audit                           8,209

Legal                           3

 Total expenses before          327,284
reductions

 Expense reductions             (608)      326,676

NET INVESTMENT INCOME                      573,873

REALIZED AND UNREALIZED GAIN               1,605,197
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                   8,205,799
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                            9,810,996

NET INCREASE (DECREASE) IN                $ 10,384,869
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1998
                                 1999 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 573,873                  $ 1,284,594
income

 Net realized gain (loss)         1,605,197                  2,475,195

 Change in net unrealized         8,205,799                  17,498,938
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       10,384,869                 21,258,727
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (633,482)                  (1,299,163)
from net investment income

Share transactions

 Reinvestment of distributions    128,775                    276,827

 Cost of shares redeemed          (2,085,244)                (2,881,579)

 NET INCREASE (DECREASE) IN       (1,956,469)                (2,604,752)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       7,794,918                  17,354,812
IN NET ASSETS

NET ASSETS

 Beginning of period              105,257,833                87,903,021

 End of period (including        $ 113,052,751              $ 105,257,833
under (over) distribution of
 net investment income of
$(58,885) and $724,
respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of        332                        784
distributions

 Redeemed                         (5,414)                    (8,544)

 Net increase (decrease)          (5,082)                    (7,760)


FINANCIAL HIGHLIGHTS

                                SIX MONTHS ENDED JUNE 30, 1999  YEARS ENDED DECEMBER 31,

                                (UNAUDITED)                     1998                1997      1996      1995      1994

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 375.34                        $ 305.02            $ 252.14  $ 210.05  $ 155.04  $ 150.47
period

Income from Investment
Operations

Net investment  income           2.07 D                          4.50 D              4.57 D    4.48      4.45      4.29

Net realized and unrealized      35.47                           70.41               52.81     42.21     55.06     4.38
gain (loss)

Total from  investment           37.54                           74.91               57.38     46.69     59.51     8.67
operations

Less Distributions

 From net investment income      (2.30)                          (4.59)              (4.50)    (4.60)    (4.50)    (4.10)

Net asset value,  end of        $ 410.58                        $ 375.34            $ 305.02  $ 252.14  $ 210.05  $ 155.04
period

TOTAL RETURN B, C                10.04%                          24.66%              22.81%    22.32%    38.63%    5.86%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end  of period      $ 113,053                       $ 105,258           $ 87,903  $ 91,346  $ 81,831  $ 61,307
(000 omitted)

Ratio of expenses to average     .62% A                          .64%                .65%      .67%      .67%      .60%
net assets

Ratio of expenses to average     .62% A                          .64%                .65%      .66% E    .67%      .60%
net assets after expense
reductions

Ratio of net investment          1.08% A                         1.34%               1.59%     1.92%     2.42%     2.82%
income to average  net assets

Portfolio turnover rate          0%                              0%                  0%        0%        0%        0%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind and capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or short-term gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. PURCHASES AND SALES OF INVESTMENTS.

Sales of securities, other than short-term securities, aggregated
$2,030,521, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of securities during the period.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee rate was equivalent to an annualized rate of .45% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $82 and $526, respectively, under these arrangements.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

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527 North Brand Boulevard
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10100 Santa Monica Blvd.
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251 University Avenue
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1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
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950 Northgate Drive
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1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
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300 Atlantic Street
Stamford, CT

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West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
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90 Alhambra Plaza
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4090 N. Ocean Boulevard
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1907 West State Road 434
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8880 Tamiami Trail, North
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1502 N. Westshore Blvd.
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GEORGIA

3445 Peachtree Road, N.E.
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1000 Abernathy Road
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ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
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3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
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44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson

* INDEPENDENT TRUSTEES

CST-SANN-0899  82090

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH AND INCOME FUNDS
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Congress Street Fund
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Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
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 (8 a.m. - 9 p.m.)
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(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
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